JPMP BHCA/ARAMARK Corporation Exhibit 99.1

Name and Address of Reporting Person(1)	Designated Reporter(1)	Date of Event Requiring Statement	Issuer Name, Ticker or Trading Symbol	Title and Amount of Security	Title of Derivative Securities and Title and Amount of Securities Underlying Derivative Securities	Ownership Form: Direct (D) or Indirect (I)	Nature of Indirect Beneficial Ownership	Disclaims Pecuniary Interest
J.P. Morgan Partners Global Investors, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	May 1, 2006	ARAMARK Corporation (“RMK”)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Yes
J.P. Morgan Partners Global Investors A, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	May 1, 2006	ARAMARK Corporation (“RMK”)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Yes
J.P. Morgan Partners Global Investors (Cayman), L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	May 1, 2006	ARAMARK Corporation (“RMK”)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Yes
J.P. Morgan Partners Global Investors (Cayman) II, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	May 1, 2006	ARAMARK Corporation (“RMK”)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Yes
J.P. Morgan Partners Global Investors (Selldown), L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	May 1, 2006	ARAMARK Corporation (“RMK”)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Yes
J.P. Morgan Partners Global Investors (Selldown) II, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	May 1, 2006	ARAMARK Corporation (“RMK”)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Yes
JPMP Master Fund Manager, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, NY 10020	J.P. Morgan Partners (BHCA), L.P.	May 1, 2006	ARAMARK Corporation (“RMK”)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Yes
JPMP Global Investors, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	May 1, 2006	ARAMARK Corporation (“RMK”)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Yes
JPMP Capital Corp. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, NY 10020	J.P. Morgan Partners (BHCA), L.P.	May 1, 2006	ARAMARK Corporation (“RMK”)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Yes

Explanatory Note:

(1)
The Designated Reporter is executing this report on behalf of all Reporting Persons, each of whom has authorized it to do so. Each of the Reporting Persons disclaims beneficial ownership of the Issuer’s securities to the extent it exceeds such Reporting Person’s pecuniary interest.